UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 10, 2000



                           MGIC Investment Corporation
             (Exact name of registrant as specified in its charter)


          Wisconsin                      1-10816               39-1486475
 (State of other jurisdiction of       (Commission           (IRS Employer
        incorporation)                 File Number)         Identification No.)


            250 East Kilbourn Avenue, Milwaukee, Wisconsin        53202
             (Address of principal executive offices)           (Zip Code)



        Registrant's telephone number, including area code: 414-347-6480


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
         ------------

          On October 10, 2000, the Registrant issued the press release attached as Exhibit 99.



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

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MGIC INVESTMENT CORPORATION



Date:  October 10, 2000                     /s/  Patrick Sinks
                                      ----------------------------------------
                                      Patrick Sinks, Senior Vice President and
                                      Chief Accounting Officer



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                                INDEX TO EXHIBITS


Exhibit
Number         Description of Exhibit
------         ----------------------

99 Press Release of MGIC Investment Corporation issued October 10, 2000



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